Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



Delaware Small Cap Value Fund

Growth of Capital


[Picture of Growth of Capital Omitted]


2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                            1

Portfolio Management
Review                                            3

Performance Summary                               5

Financial Statements

  Statement of Net Assets                         6

  Statement of Operations                         9

  Statements of Changes in
  Net Assets                                     10

  Financial Highlights                           11

  Notes to Financial
  Statements                                     15


A Commitment to Our Investors

Experience
[] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[] We strive to deliver consistently good performance in all asset classes.
[] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[] We are committed to providing the highest standards of client service.
[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."


June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.


Total Return
For the period ended May 31, 2001                           Six Months
-----------------------------------------------------------------------------
Delaware Small Cap Value Fund -- Class A Shares               +19.83%
-----------------------------------------------------------------------------
Russell 2000 Value Index                                      +20.01%
Lipper Small Cap Value Funds Average (275 funds)              +22.67%
-----------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small companies with low price-to-book ratios and forecasted growth values. The Lipper Small Cap Value Funds Average represents the average returns of small cap value mutual funds tracked by Lipper (Source: Lipper Inc.) You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Small Cap Value Fund returned +19.83% for the six-month period ended May 31, 2001 (Class A Shares at net asset value with distributions reinvested). The Fund's performance fell within a percentage point of the Fund's benchmark, the Russell 2000 Value Index, but trailed the Lipper Small Cap Value Funds Average. During the period, the Russell 2000 Value Index rose 20.01%, while the Lipper Small Cap Value Funds Average rose 22.67%.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, stock valuations appear much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's managers discuss performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Christopher S. Beck
Senior Portfolio Manager

Andrea Giles
Portfolio Manager

June 1, 2001

"WE FEEL THE FED'S
ACTIONS WERE THE
GREATEST INFLUENCE ON
MARKET PERFORMANCE
DURING THE PERIOD, AS
RATE CUTS SIGNIFICANTLY
IMPACTED THE
CONSUMER-DRIVEN
SECTORS OF THE FUND."


The Fund's Results
Your Fund's specific corner of the equity universe was one of the few that saw strong performance during the six months ended May 31, 2001. Not only did small-cap stocks outperform other parts of the market during the period, but the economic slowdown generally favored a value investment style -- a style that focuses on finding stocks that may be undervalued in the marketplace. The result was strong performance among small-cap value stocks, both in relative and absolute terms.

For the six months ended May 31, 2001, your Fund posted a +19.83% return (Class A shares at net asset value with distributions reinvested). The Fund trailed the Lipper Small Cap Value Funds Average by a little more than three percentage points, and fell just short of the 20.01% gain of the Russell 2000 Value Index.

Portfolio Highlights
Early in the fiscal period we were anticipating that the Federal Reserve would begin a period of monetary easing, and were positioning the Fund in ways that we felt would allow us take advantage of a declining interest rate environment. This included increasing our exposure to both consumer cyclical and consumer services stocks.

Despite this approach, we were still surprised to some degree with the speed and extent of the Fed's interest rate cuts. The Fed reduced the Fed Funds target rate by 2.5% during our fiscal period, a rather dramatic reduction when viewed from an historical perspective. We feel the Fed's actions were the greatest influence on market performance during the period, as rate cuts significantly impacted the consumer-driven sectors of the Fund.

Computers and technology stocks, REITs, and business services were among the worst-performing sectors for the Fund during the fiscal period. Not surprisingly, a number of the Fund's poorest performers were technology-related stocks. These included software vendors Dendrite International and Parametric Technology, as well as Brightpoint, a global provider of wireless telecommunications services. As of May 31, 2001, we sold our position in Brightpoint.

While our technology holdings were down as a group, semiconductor manufacturer International Rectifier was one of the Fund's stronger performers. Although we sold our positions in the stock when it reached what we believed was a fair valuation early in the period, it was added back into the Fund by period end.

Although the Fund was more heavily weighted than the benchmark in energy stocks for much of the fiscal period, we trimmed our energy position somewhat during the six months when we added to the consumer-oriented sectors mentioned earlier. We

Delaware Small Cap Value Fund
Portfolio Characteristics

As of May 31, 2001

Beta*                                                           0.82
---------------------------------------------------------------------
Average Price-to-Earnings
  Ratio**                                                      16.82
---------------------------------------------------------------------
Median Market
  Capitalization                                       $1.14 billion
---------------------------------------------------------------------
 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.


added apparel retailer Abercrombie & Fitch during the period, which was a strong performer. Quicksilver, a name that we held going into the fiscal period, has recently seen particularly strong revenue growth from its Roxy line of apparel and also performed well.

Other stocks added to the Fund during the period were those that we believe can be strong performers during the early stages of a cyclical economic recovery. These included auto parts maker Lear Corp., and Terex, a construction and mining equipment manufacturer.

Many of the capital spending stocks in the Fund were strong performers during the period, including industrial equipment supplier Circor International. As of May 31, 2001, the Fund's largest holding was Jacobs Engineering Group, a California-based engineering and construction company with both public and government clients. Despite economic slowing, which often limits organizations' capital spending, Jacobs Engineering posted a very strong six months and the stock was a positive performer for the Fund during the fiscal period. We continue to be attracted to Jacobs Engineering due to its strong cash flows.

Outlook
We believe that the overall investment environment is improving. We are optimistic that the Federal Reserve's interest rate cuts will have a positive effect on the economy as the year progresses, and that the Fund is well positioned to perform in an improving economic environment. Looking forward, we will continue to manage the Fund with a strong focus on strong cash flows and undervalued securities, striving to provide a competitive return versus the benchmark.

FUND BASICS
-----------

As of May 31, 2001

Delaware Small Cap Value Fund Performance


Fund Objective
The Fund seeks capital appreciation.

Total Fund Net Assets
$305.52 million

Number of Holdings
97

Fund Start Date
June 24, 1987

Your Fund Management
Christopher S. Beck holds a bachelor's degree form the University of Delaware, an MBA from Lehigh University and is a CFA charter-holder. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company.

Andrea Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Nasdaq Symbols
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX

DELAWARE SMALL CAP VALUE FUND PERFORMANCE
-----------------------------------------

Average Annual Total Returns
Through May 31, 2001               Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 6/24/87)
   Excluding Sales Charge          +13.38%     +13.37%      +10.91%     +24.08%
   Including Sales Charge          +12.90%     +12.70%       +9.60%     +16.95%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge          +11.31%                  +10.14%     +23.24%
   Including Sales Charge          +11.31%                   +9.87%     +18.24%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge          +11.58%                  +10.14%     +23.22%
   Including Sales Charge          +11.58%                  +10.14%     +22.22%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended May 31, 2001 for Delaware Small Cap Value Fund's Institutional Class were +13.58%, +13.66%, +11.24%, and 24.23%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Small Cap Value Fund is based on Class A performance and was adjusted to eliminate the sales charges.

Nasdaq Symbol Institutional Class: DEVIX

Statement of Net Assets

DELAWARE SMALL CAP VALUE FUND
-----------------------------

                                                      Number of     Market
May 31, 2001 (Unaudited)                              Shares        Value
--------------------------------------------------------------------------------
  Common Stock - 92.27%
  Automobiles & Automotive Parts - 1.99%
  Borg-Warner Automotive ..........................     41,998    $ 1,900,410
  Cummins Engine ..................................     49,100      2,079,385
 +Lear ............................................     60,100      2,096,288
                                                                  -----------
                                                                    6,076,083
                                                                  -----------
  Banking & Finance - 13.31%
  Associated Bancorp ..............................    117,450      4,069,643
  Colonial BancGroup ..............................    355,700      4,417,794
  Commerical Federal ..............................    111,400      2,537,692
  Compass Bancshares ..............................    159,700      3,893,486
  Cullen Frost Bankers ............................    132,300      4,432,049
  East West Bancorp ...............................    101,300      2,395,745
*+Financial Federal ...............................    117,850      3,022,853
  Hudson United Bancorp ...........................     71,880      1,753,153
  PMI Group .......................................     42,500      2,966,500
  Presidential Life ...............................    222,400      3,914,240
  Riggs National ..................................    147,300      2,350,908
  Valley National Bancorp .........................     84,840      2,288,983
  Westamerica Bancorporation ......................     68,500      2,616,700
                                                                  -----------
                                                                   40,659,746
                                                                  -----------
  Buildings & Materials - 4.08%
  D.R. Horton .....................................    133,672      2,756,317
 +Griffon .........................................    404,000      4,080,400
  KB Home .........................................    112,000      2,845,920
 *Pulte ...........................................     69,200      2,795,680
                                                                  -----------
                                                                   12,478,317
                                                                  -----------
  Business Services - 0.52%
  Manpower ........................................     49,200      1,574,400
                                                                  -----------
                                                                    1,574,400
                                                                  -----------
  Cable, Media & Publishing - 0.92%
  Belo (A.H.) .....................................    144,900      2,824,101
                                                                  -----------
                                                                    2,824,101
                                                                  -----------
  Chemicals - 2.71%
 +Cytec Industries ................................     60,600      2,142,210
  Fuller (H.B.) ...................................     41,200      1,881,192
  OM Group ........................................     68,700      4,259,400
                                                                  -----------
                                                                    8,282,802
                                                                  -----------
  Computers & Technology - 4.02%
 +Axcelis Technologies ............................    141,800      2,107,148
 +Mercury Computer Systems ........................    116,800      5,571,360
 +Nanometrics .....................................     74,800      1,997,160
 +Parametric Technology ...........................    219,300      2,609,670
                                                                  -----------
                                                                   12,285,338
                                                                  -----------

                                                      Number of     Market
                                                      Shares        Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Electronics & Electrical Equipment - 4.36%
*+Entegris ........................................     69,700     $  850,340
*+International Rectifier .........................     41,400      2,486,484
 +Photon Dynamics .................................     55,500      1,749,360
 +Photronics ......................................     56,500      1,314,190
*+Plexus ..........................................     61,500      1,856,685
 +Sensormatic Electronics .........................    134,000      2,110,500
 +Tech Data .......................................     43,000      1,290,860
 +Varian Semiconductor Equipment ..................     42,000      1,661,940
                                                                  -----------
                                                                   13,320,359
                                                                  -----------
  Energy - 9.79%
  Helmerich & Payne ...............................    112,800      4,460,112
*+Hydril ..........................................     58,300      1,734,425
 +Marine Drilling .................................    115,700      3,008,200
  NICOR ...........................................     72,500      2,812,275
  NUI .............................................    110,100      2,369,352
  Ocean Energy ....................................    275,800      5,240,200
 +Osca ............................................     61,100      1,673,529
  Tidewater .......................................     97,900      4,592,489
 +Westport Resources ..............................    137,600      3,997,280
                                                                  -----------
                                                                   29,887,862
                                                                  -----------
  Engineering & Construction - 2.62%
 +Jacobs Engineering Group ........................    107,300      8,004,580
                                                                  -----------
                                                                    8,004,580
                                                                  -----------
  Farming & Agriculture - 0.79%
  Agrium ..........................................    202,400      2,422,728
                                                                  -----------
                                                                    2,422,728
                                                                  -----------
  Food, Beverage & Tobacco - 1.81%
 +Constellation Brands ............................    143,400      5,542,410
                                                                  -----------
                                                                    5,542,410
                                                                  -----------
  Healthcare & Pharmaceuticals - 6.14%
 +Beverly Enterprises .............................    123,000      1,107,000
 +Charles River Laboratories ......................     63,500      2,012,950
 +Community Health Systems ........................    120,900      3,084,159
  Cooper Companies ................................     84,500      3,861,650
 +Dendrite International ..........................    171,200      1,715,424
*+IDEXX Laboratories ..............................    112,400      3,343,900
  Invacare ........................................     98,100      3,639,510
                                                                  -----------
                                                                   18,764,593
                                                                  -----------
  Insurance - 5.41%
  Everest Re Group ................................    106,370      7,222,523
  Partner Re ......................................     97,100      5,199,705
  Renaissance Re Holdings .........................     59,800      4,105,270
                                                                  -----------
                                                                   16,527,498
                                                                  -----------

                                                      Number of     Market
Delaware Small Cap Value Fund                         Shares        Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Leisure, Lodging & Entertainment - 1.58%
  Applebees International .........................     43,000    $ 1,710,540
*+Take-Two Interactive Software ...................    150,000      3,114,000
                                                                  -----------
                                                                    4,824,540
                                                                  -----------
  Metals & Mining - 5.48%
  Allegheny Technologies ..........................    139,800      2,885,472
  CIRCOR International ............................     53,550      1,257,354
 +Freeport-McMoRan Copper & Gold Class B ..........    128,000      2,005,760
  Kaydon ..........................................    118,000      3,049,120
 +Maverick Tube ...................................     91,200      2,202,480
 +Mueller Industries ..............................     38,400      1,228,800
*+Terex ...........................................    115,300      2,535,447
  Timken ..........................................     88,500      1,566,450
                                                                  -----------
                                                                   16,730,883
                                                                  -----------
  Miscellaneous - 2.19%
  Federal Signal ..................................    213,900      4,814,889
 *Smith (A.O.) ....................................    110,700      1,865,295
                                                                  -----------
                                                                    6,680,184
                                                                  -----------
  Packaging & Containers - 1.88%
  Ball ............................................     42,300      2,009,250
 +Pactiv ..........................................    270,600      3,720,750
                                                                  -----------
                                                                    5,730,000
                                                                  -----------
  REITs - 5.22%
  Cabot Industrial Trust ..........................    244,800      4,736,880
  Pan Pacific Retail Properties ...................    233,800      5,447,540
  Prentiss Properties Trust .......................    156,300      3,970,020
 *Reckson Associates Realty .......................     82,500      1,790,250
                                                                  -----------
                                                                   15,944,690
                                                                  -----------
  Retail - 5.77%
 +Abercrombie & Fitch Class A .....................     57,800      2,383,094
*+Barnes & Noble ..................................    162,100      5,211,515
 +BJ's Wholesale Club .............................     59,300      2,890,875
  Freds ...........................................     77,000      2,240,700
 +Gymboree ........................................    251,500      1,735,350
 +Zales ...........................................     97,000      3,154,440
                                                                  -----------
                                                                   17,615,974
                                                                  -----------
  Telecommunications - 0.78%
 +Adtran ..........................................     93,800      2,387,210
                                                                  -----------
                                                                    2,387,210
                                                                  -----------
  Textiles, Apparel & Furniture - 5.43%
 *Ethan Allen Interiors ...........................     46,400      1,703,344
 +Furniture Brands International ..................    119,200      2,708,224
 *La-Z-Boy ........................................     74,200      1,394,960
  Phillips-Van Heusen .............................    144,500      2,239,750
 +Quiksilver ......................................    163,900      4,072,915
 *Wolverine World Wide ............................    263,100      4,472,700
                                                                  -----------
                                                                   16,591,893
                                                                  -----------

                                                      Number of     Market
                                                      Shares        Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Transportation & Shipping - 3.41%
  Alexander & Baldwin .............................    136,900    $ 3,206,198
*+Arkansas Best ...................................     91,200      1,960,800
 +Landstar Systems ................................     20,200      1,341,280
  Roadway Express .................................     66,300      1,735,734
  US Freightways ..................................     77,100      2,188,098
                                                                  -----------
                                                                   10,432,110
                                                                  -----------
  Utilities - 2.06%
  California Water Service Group ..................     89,000      2,202,750
  Conectiv ........................................    182,200      4,099,500
                                                                  -----------
                                                                    6,302,250
                                                                  -----------
  Total Common Stock
    (cost $226,411,365)                                           281,890,551
                                                                  -----------
                                                      Principal
                                                       Amount

  Repurchase Agreements - 7.54%
  With BNP Paribas 4.03% 6/01/01
    (dated 5/31/01, collateralized by
    $4,454,000 U.S. Treasury Bills due
    8/23/01, market value $4,417,790
    and $3,193,000 U.S. Treasury Notes
    6.25% due 8/31/02, market
    value $3,328,728) ............................. $7,573,000      7,573,000
  With Chase Manhattan 4.00% 6/1/01
    (dated 5/31/01, collateralized by
    $7,791,000 U.S. Treasury Notes
    6.125% due 8/31/02, market
    value $8,108,827) .............................  7,905,000      7,905,000
  With UBS Warburg 4.03% 6/1/01
    (dated 5/31/01, collateralized by
    $131,000 U.S. Treasury Notes 14.25%
    due 2/15/02, market value $146,145
    and $4,454,000 U.S. Treasury Notes
    6.25% due 6/30/02, market value
    $4,679,388 and $2,227,000 U.S. Treasury
    Notes 13.75% due 8/15/03, market
    value $2,905,840) .............................  7,572,000      7,572,000
                                                                 ------------
  Total Repurchase Agreements
    (cost $23,050,000) ............................                23,050,000
                                                                 ------------
  Total Market Value of Securities - 99.81%
    (cost $249,461,365) ...........................               304,940,551
  Receivables and Other Assets Net
    of Liabilities - 0.19% ........................                   583,509
                                                                 ------------
  Net Assets Applicable to 10,291,011
    Shares Outstanding - 100.00% ..................              $305,524,060
                                                                 ============

                                                              Market
Delaware Small Cap Value Fund                                 Value
--------------------------------------------------------------------------------
Net Asset Value - Delaware Small Cap Value Fund Class A
  ($181,801,355 / 6,082,023 Shares) ...................       $29.89
                                                              ------
Net Asset Value - Delaware Small Cap Value Fund Class B
  ($81,292,867 / 2,772,967 Shares) ....................       $29.32
                                                              ------
Net Asset Value - Delaware Small Cap Value Fund Class C
  ($27,790,464 / 948,570 Shares) ......................       $29.30
                                                              ------
Net Asset Value - Delaware Small Cap Value Fund
  Institutional Class
  ($14,639,374 / 487,451 Shares) ......................       $30.03
                                                              ------

Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ............................. $222,992,711
Undistributed net investment income ...................       83,559
Accumulated net realized gain
  on investments ......................................   26,968,604
Net unrealized appreciation
  of investments ......................................   55,479,186
                                                        ------------
Total net assets ...................................... $305,524,060
                                                        ============

----------------------
+Non-income producing security for the period ended May 31, 2001.
*Security is partially or fully on loan.

Summary of Abbreviations:
REITs - Real Estate Investment Trusts

Net Asset Value and Offering Price per Share -
  Delaware Small Cap Value Fund
Net asset value Class A  (A) ..........................       $29.89
Sales charge (5.75% of offering price, or
  6.09% of amount invested per
  share) (B) ..........................................         1.82
                                                              ------
Offering price ........................................       $31.71
                                                              ======

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.



                             See accompanying notes

Statement of Operations



Six Months Ended May 31, 2001 (Unaudited)          Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ............................................. $  513,879
Dividends ............................................  2,114,971
Other income .........................................      2,871   $ 2,631,721
                                                       ----------   -----------
Expenses:
Management fees ......................................  1,032,521
Distribution expenses ................................    704,858
Dividend disbursing and transfer agent fees
  and expenses .......................................    468,019
Accounting and administration expenses ...............     59,946
Registration fees ....................................     38,438
Custodian fees .......................................     15,893
Professional fees ....................................     15,018
Trustees' fees .......................................      5,971
Other ................................................      9,372     2,350,036
                                                       ----------   -----------
Less expenses paid indirectly ........................                   (4,157)
                                                                    -----------
Total expenses .......................................                2,345,879
                                                                    -----------
Net Investment Income ................................                  285,842
                                                                    -----------
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments .....................               27,167,777
Net change in unrealized appreciation/depreciation
  of investments .....................................               20,660,505
                                                                    -----------
Net Realized and Unrealized Gain on Investments ......               47,828,282
                                                                    -----------
Net Increase in Net Assets Resulting from Operations .              $48,114,124
                                                                    -----------

                             See accompanying notes

Statements of Changes in Net Assets

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
                                                        Six Months
                                                          Ended      Year Ended
                                                         5/31/01      11/30/00
                                                       (Unaudited)

Increase in Net Assets from Operations:
Net investment income .............................. $    285,842  $    410,760
Net realized gain on investments ...................   27,167,777     9,802,636
Net change in unrealized appreciation/depreciation
  of investments ...................................   20,660,505     3,838,512
                                                     --------------------------
Net increase in net assets resulting from
  operations .......................................   48,114,124    14,051,908
                                                     --------------------------
Distributions to Shareholders from:
Net investment income:
  Class A ..........................................     (411,081)     (662,492)
  Class B ..........................................           --            --
  Class C ..........................................           --            --
  Institutional Class ..............................      (60,519)      (70,087)

Net realized gain on investments:
  Class A ..........................................   (6,061,962)   (2,525,750)
  Class B ..........................................   (2,405,669)     (932,689)
  Class C ..........................................     (847,522)     (315,210)
  Institutional Class ..............................     (436,983)     (133,604)
                                                     --------------------------
                                                      (10,223,736)   (4,639,832)
                                                     --------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ..........................................   21,930,419    43,394,604
  Class B ..........................................   18,458,324    12,069,766
  Class C ..........................................    6,338,067    10,113,776
  Institutional Class ..............................    2,868,881     6,460,971

Net asset value of shares issued upon reinvestment
  of distributions:
  Class A ..........................................    6,130,417     2,988,933
  Class B ..........................................    2,229,346       873,431
  Class C ..........................................      799,892       296,828
  Institutional Class ..............................      497,506       203,691
                                                     --------------------------
                                                       59,252,852    76,402,000
                                                     --------------------------
Cost of shares repurchased:
  Class A ..........................................   (1,457,788) (111,251,459)
  Class B ..........................................  (20,810,811)  (33,750,247)
  Class C ..........................................   (6,930,451)  (16,172,071)
  Institutional Class ..............................   (3,434,468)   (7,160,655)
                                                     --------------------------
                                                      (32,633,518) (168,334,432)
                                                     --------------------------
Increase (Decrease) in net assets derived from
  capital share transactions .......................   26,619,334   (91,932,432)
                                                     --------------------------
Net Increase (Decrease) in Net Assets ..............   64,509,722   (82,520,356)

Net Assets:
Beginning of Period ................................  241,014,338   323,534,694
                                                     --------------------------
End of Period ...................................... $305,524,060  $241,014,338
                                                     ==========================
                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                        Delaware Small Cap Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                            (Unaudited)

Net asset value, beginning of period ......................   $25.980     $24.680      $25.480     $29.790      $25.780     $22.760

Income (loss) from investment operations:
  Net investment income(2) ................................     0.059       0.091        0.098       0.215        0.131       0.122
  Net realized and unrealized gain (loss) on investments ..     4.969       1.594       (0.735)     (2.285)       7.914       4.028
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     5.028       1.685       (0.637)     (2.070)       8.045       4.150
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.071)     (0.080)      (0.163)     (0.140)      (0.135)     (0.240)
  Distributions from net realized gain on investments .....    (1.047)     (0.305)          --      (2.100)      (3.900)     (0.890)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (1.118)     (0.385)      (0.163)     (2.240)      (4.035)     (1.130)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $29.890     $25.980      $24.680     $25.480      $29.790     $25.780
                                                              =====================================================================

Total return(3) ...........................................    19.83%       7.04%       (2.51%)     (7.47%)      36.38%      19.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $181,801    $151,044     $209,886    $271,192     $268,266    $192,297
  Ratio of expenses to average net assets .................     1.48%       1.68%        1.60%       1.39%        1.39%       1.45%
  Ratio of net investment income to average net assets ....     0.43%       0.37%        0.38%       0.81%        0.51%       0.51%
  Portfolio turnover ......................................       66%         56%          37%         38%          53%         87%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended 11/30/96, 11/30/97, 11/30/99, 11/30/00 and
    5/31/01.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                        Delaware Small Cap Value Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                            (Unaudited)

Net asset value, beginning of period ......................   $25.520     $24.340      $25.140     $29.460      $25.570     $22.590

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................    (0.036)     (0.079)      (0.081)      0.052       (0.042)     (0.041)
  Net realized and unrealized gain (loss) on investments ..     4.883       1.564       (0.719)     (2.272)       7.832       4.006
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     4.847       1.485       (0.800)     (2.220)       7.790       3.965
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................        --          --           --          --           --      (0.095)
  Distributions from net realized gain on investments .....    (1.047)     (0.305)          --      (2.100)      (3.900)     (0.890)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (1.047)     (0.305)          --      (2.100)      (3.900)     (0.985)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $29.320     $25.520      $24.340     $25.140      $29.460     $25.570
                                                              =====================================================================

Total return(3) ...........................................    19.43%       6.27%       (3.18%)     (8.08%)      35.36%      18.26%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $81,293     $58,156      $76,894     $83,899      $39,733     $12,730
  Ratio of expenses to average net assets .................     2.18%       2.38%        2.30%       2.09%        2.09%       2.15%
  Ratio of net investment income to average net assets ....    (0.27%)     (0.33%)      (0.32%)      0.11%       (0.19%)     (0.19%)
  Portfolio turnover ......................................       66%         56%          37%         38%          53%         87%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended 11/30/96, 11/30/97, 11/30/99, 11/30/00 and
    5/31/01.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                        Delaware Small Cap Value Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                            (Unaudited)

Net asset value, beginning of period ......................   $25.510     $24.320      $25.120     $29.440      $25.550     $22.760

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................    (0.036)     (0.079)      (0.081)      0.036       (0.033)     (0.043)
  Net realized and unrealized gain (loss) on investments ..     4.873       1.574       (0.719)     (2.256)       7.823       4.003
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     4.837       1.495       (0.800)     (2.220)       7.790       3.960
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................        --          --           --          --           --      (0.280)
  Distributions from net realized gain on investments .....    (1.047)     (0.305)          --      (2.100)      (3.900)     (0.890)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (1.047)     (0.305)          --      (2.100)      (3.900)     (1.170)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $29.300     $25.510      $24.320     $25.120      $29.440     $25.550
                                                              =====================================================================

Total return(3) ...........................................    19.45%       6.27%       (3.19%)     (8.08%)      35.40%      18.23%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $27,791     $20,822      $25,818     $31,041      $12,547      $3,360
  Ratio of expenses to average net assets .................     2.18%       2.38%        2.30%       2.09%        2.09%       2.15%
  Ratio of net investment income to average net assets ....    (0.27%)     (0.33%)      (0.32%)      0.11%       (0.19%)     (0.19%)
  Portfolio turnover ......................................       66%         56%          37%         38%          53%         87%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended 11/30/96, 11/30/97, 11/30/99, 11/30/00 and
    5/31/01.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Small Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                            (Unaudited)

Net asset value, beginning of period ......................   $26.130     $24.830      $25.640     $29.950      $25.910     $22.860

Income (loss) from investment operations:
  Net investment income(2) ................................     0.101       0.165        0.174       0.160        0.209       0.193
  Net realized and unrealized gain (loss) on investments ..     4.991       1.600       (0.741)     (2.150)       7.936       4.047
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     5.092       1.765       (0.567)     (1.990)       8.145       4.240
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.145)     (0.160)      (0.243)     (0.220)      (0.205)     (0.300)
  Distributions from net realized gain on investments .....    (1.047)     (0.305)          --      (2.100)      (3.900)     (0.890)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (1.192)     (0.465)      (0.243)     (2.320)      (4.105)     (1.190)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $30.030     $26.130      $24.830     $25.640      $29.950     $25.910
                                                              ---------------------------------------------------------------------

Total return(3) ...........................................    20.00%       7.35%       (2.23%)     (7.16%)      36.73%      19.45%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $14,639     $10,992      $10,936    $113,930      $14,878     $16,373
  Ratio of expenses to average net assets .................     1.18%       1.38%        1.30%       1.09%        1.09%       1.15%
  Ratio of net investment income to average net assets ....     0.73%       0.67%        0.68%       1.11%        0.81%       0.81%
  Portfolio turnover ......................................       66%         56%          37%         38%          53%         87%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended 11/30/96, 11/30/97, 11/30/99, 11/30/00 and
    5/31/01.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

Notes to Financial Statements

May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers four series, the Delaware Mid-Cap Value Fund, the Delaware Retirement Income Fund, the Delaware Small-Cap Contrarian Fund and the Delaware Small Cap Value Fund. These financial statements and related notes pertain to the Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The Fund's objective is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund, along with other members of the Delaware Investments Family of Funds, may invest in a pooled cash account. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S.

--------------------------------------------------------------------------------
government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain Fund expenses are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,168 for the period ended May 31, 2001. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $989 for the period ended May 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the Class B and Class C shares.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)
At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $56,148
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                          $39,372
Other expenses payable to DMC and affiliates                            $31,923

For the period ended May 31, 2001, DDLP earned $29,988 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
During the period ended May 31, 2001, the Fund made purchases of $96,202,493 and sales of $85,232,702 of investment securities other than U.S. government securities and short-term cash investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $249,461,365. At May 31,2001 the net unrealized appreciation was $55,479,186 of which $61,992,268 related to unrealized appreciation of investments and $6,513,082 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:
                                                        Six Months
                                                           Ended    Year Ended
                                                          5/31/01    11/30/00

Shares sold:
  Class A ............................................    778,045   1,774,839
  Class B ............................................    662,078     496,988
  Class C ............................................    227,149     422,912
  Institutional Class ................................    100,002     265,743

Shares issued upon reinvestment of distributions:
  Class A ............................................    230,034     127,237
  Class B ............................................     85,025      37,599
  Class C ............................................     30,531      12,789
  Institutional Class ................................     18,598       8,646
                                                       ----------  ----------
                                                        2,131,462   3,146,753
                                                       ----------  ----------

Shares repurchased:
  Class A ............................................   (739,197) (4,592,063)
  Class B ............................................   (252,812) (1,415,196)
  Class C ............................................   (125,458)   (680,885)
  Institutional Class ................................    (51,772)   (294,213)
                                                       ----------  ----------
                                                       (1,169,239) (6,982,357)
                                                       ----------  ----------
Net increase (decrease) ..............................    962,223  (3,835,604)
                                                       ==========  ==========

--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2001, or at any time during the period.

6. Credit and Market Risk
The Fund invests a significant portion of its assets in small and medium sized companies and may be subject to certain risks associated with ownership of securities of small and medium sized companies. Investments in small or mid sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds may lend its securities pursuant to a security lending agreement ("Lending Agreement") with Chase Manhattan Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States and 105% of the market value of the securities issued outside the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at May 31, 2001 was $23,476,474 and $24,166,500, respectively. For the period ended May 31, 2001 net income from securities lending was $2,871 and is included in interest income on the Statement of Operations.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                      International and Global           Tax-Exempt Income
   o  Technology and Innovation           o  Emerging Markets Fund           o  National High-Yield
      Fund                                o  Overseas Equity Fund+               Municipal Bond Fund
   o  American Services Fund              o  New Pacific Fund+               o  Tax-Free USA Fund
   o  Select Growth Fund                  o  International Value             o  Tax-Free Insured Fund
   o  Trend Fund                              Equity Fund***                 o  Tax-Free USA
   o  Growth Opportunities Fund                                                  Intermediate Fund
   o  Small Cap Value Fund             Current Income                        o  State Tax-Free Funds*
   o  U.S. Growth Fund                    o  Delchester Fund
   o  Tax-Efficient Equity Fund+          o  High-Yield                   Stability of Principal
   o  Social Awareness Fund                   Opportunities Fund             o  Cash Reserve Fund
   o  Core Equity Fund**                  o  Strategic Income Fund           o  Tax-Free Money Fund
                                          o  Corporate Bond Fund
Total Return                              o  Extended Duration            Asset Allocation
   o  Blue Chip Fund+                         Bond Fund                      o  Foundation Funds
   o  Devon Fund                          o  American Government                 Growth Portfolio
   o  Growth and Income Fund                  Bond Fund                          Balanced Portfolio
   o  Decatur Equity                      o  U.S. Government                     Income Portfolio
       Income Fund                            Securities Fund+
   o  REIT Fund                           o  Limited-Term
   o  Balanced Fund                           Government Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware                                       For Shareholders
Investments(SM)                                800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)         For Securities Dealers
                                               800 362-7500

                                               For Financial Institutions
                                               Representatives Only
                                               800 659-2265

                                               www.delawareinvestments.com


This semi-annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Thomas F. Madison                          Investment Manager
                                            President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                         Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                   International Affiliate
Philadelphia, PA                            Janet L. Yeomans                           Delaware International Advisers Ltd.
                                            Vice President and Treasurer               London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                                                                    Philadelphia, PA

David K. Downes                             AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                  Disbursing and Transfer Agent
Delaware Investments Family of Funds        William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                            Executive Vice President and               Philadelphia, PA
                                            Chief Investment Officer, Equity
John H. Durham                              Delaware Investments Family of Funds       2005 Market Street
Private Investor                            Philadelphia, PA                           Philadelphia, PA 19103-7057
Horsham, PA
                                            Jude T. Driscoll
John A. Fry                                 Executive Vice President and
Executive Vice President                    Head of Fixed Income
University of Pennsylvania                  Delaware Investments Family of Funds
Philadelphia, PA                            Philadelphia, PA

Anthony D. Knerr                            Richard J. Flannery
Consultant                                  President and Chief Executive Officer
Anthony Knerr & Associates                  Delaware Distributors, L.P.
New York, NY                                Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

(4782)                                                        Printed in the USA
SA-021 [5/01] CG 7/01                                                      J7229